                                                                      Exhibit 24
                                                                      ----------

                                POWER OF ATTORNEY
                                -----------------

         I, the undersigned Director and/or Officer of Rockwell Collins, Inc., a Delaware corporation ("Rockwell Collins"), hereby constitute GARY R. CHADICK, LAWRENCE A. ERICKSON, PATRICK E. ALLEN and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, a Registration Statement on Form S-3, and any and all amendments (including post-effective amendments) and supplements thereto, for the purpose of registering $750 million of Rockwell Collins' securities, such securities to be comprised of common stock, one or more series of preferred stock, debt securities in one or more series and warrants to purchase such common stock, preferred stock and/or debt securities, or any combination of the foregoing, under the Securities Act of 1933, as amended, and qualifying any related indentures under the Trust Indenture Act of 1939, as amended.

             Signature                                      Title                                     Date
             ---------                                      -----                                     ----

/s/ CLAYTON M. JONES                  President and Chief Executive Officer (principal         September 14, 2001
--------------------------------            executive officer) and Director
      Clayton M. Jones

/s/ DONALD R. BEALL                         Chairman of the Board of Directors                 September 15, 2001
--------------------------------
       Donald R. Beall

/s/ ANTHONY J. CARBONE                                    Director                             September 17, 2001
--------------------------------
      Anthony J. Carbone

/s/ RICHARD J. FERRIS                                     Director                             September 17, 2001
--------------------------------
      Richard J. Ferris

/s/ JOSEPH F. TOOT, JR.                                   Director                             September 17, 2001
--------------------------------
     Joseph F. Toot, Jr.

/s/ MICHAEL P. CARNS                                      Director                             September 23, 2001
--------------------------------
      Michael P. Carns

                                POWER OF ATTORNEY
                                -----------------

         I, the undersigned Director and/or Officer of Rockwell Collins, Inc., a Delaware corporation ("Rockwell Collins"), hereby constitute GARY R. CHADICK, LAWRENCE A. ERICKSON, PATRICK E. ALLEN and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, a Registration Statement on Form S-3, and any and all amendments (including post-effective amendments) and supplements thereto, for the purpose of registering $750 million of Rockwell Collins' securities, such securities to be comprised of common stock, one or more series of preferred stock, debt securities in one or more series and warrants to purchase such common stock, preferred stock and/or debt securities, or any combination of the foregoing, under the Securities Act of 1933, as amended, and qualifying any related indentures under the Trust Indenture Act of 1939, as amended.


               Signature                                       Title                               Date
               ---------                                       -----                               ----
/s/ LAWRENCE A. ERICKSON                             Senior Vice President and                  September 17, 2001
------------------------------------                  Chief Financial Officer
         Lawrence A. Erickson                      (principal financial officer)


/s/ PATRICK E. ALLEN                                                                            September 18, 2001
------------------------------------
           Patrick E. Allen                      Vice President Finance and Treasurer
                                                   (principal accounting officer)

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